Liquidity (Details) - USD ($)	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020	Mar. 31, 2019	Mar. 31, 2018
Liquidity Details Abstract
Cash and cash equivalents	$ 2,770,000	$ 3,152,000	$ 6,166,000	$ 7,520,000
Total current liabilities	3,208,000	2,568,000
Warrant liability	1,100,000
Net (loss) income	17,189,000	7,249,000	3,594,000
Cash used in operating activities	(4,284,000)	(3,714,000)	$ (858,000)
Cash on hand	$ 2,770,000	$ 3,152,000
Ooffering and through that process, description	In April 2021, the Company commenced its “at the market” offering and through that process, sold 90,888 shares generating net proceeds of approximately $2.6 million. Further, the Company initiated an offering pursuant to the Prospectus. On June 24, 2021, the Company completed a firm commitment underwritten public offering of 1,150,000 ordinary shares at a public offering price of $23.00 per share for gross proceeds of approximately $26.5 million and net proceeds of approximately $25.0 million, and was settled June 28, 2021. The Company incurred offering expenses for the public offering of approximately $1.5 million, including approximately $1.4 million of management, underwriting and selling expenses. The Company will use net proceeds raised to fund its research and development activities and support operations. The amount raised is sufficient to fund operations through July 2022. Funds may be used to accelerate activities or invest in other strategic assets.